Exhibit 99.1
Credit Acceptance
25505 West Twelve Mile Road
Southfield, MI 48034-8339
(248) 353-2700
creditacceptance.com
NEWS RELEASE
FOR IMMEDIATE RELEASE
Date: September 1, 2021

Investor Relations: Douglas W. Busk
Chief Treasury Officer
(248) 353-2700 Ext. 4432
IR@creditacceptance.com

Nasdaq Symbol: CACC

CREDIT ACCEPTANCE PLEASED TO ANNOUNCE
RESOLUTION OF LITIGATION WITH MASSACHUSETTS ATTORNEY GENERAL

Southfield, Michigan – September 1, 2021 – Credit Acceptance Corporation (Nasdaq: CACC) (referred to as the “Company”, “Credit Acceptance”, “we”, “our”, or “us”) announced today the finalization of a settlement resolving litigation with the Massachusetts Attorney General, the material terms of which were previously disclosed in April 2021.

This matter was vigorously contested. However, Credit Acceptance believes it to be in the best interest of the Company to conclude this litigation, and is pleased to announce its resolution. The Company looks forward to continuing to serve customers in the Commonwealth of Massachusetts through its financing programs.

The terms of the settlement are contained in a Settlement Agreement and Assurance of Discontinuance filed in Suffolk Superior Court in the matter of Commonwealth of Massachusetts v. Credit Acceptance Corporation, Civ. Action No. 2084CV01954-BLS2, and in a Form 8-K filed by the Company. Under the agreement, Credit Acceptance made no admission of liability.

Description of Credit Acceptance Corporation

Since 1972, Credit Acceptance has offered financing programs that enable automobile dealers to sell vehicles to consumers, regardless of their credit history. Our financing programs are offered through a nationwide network of automobile dealers who benefit from sales of vehicles to consumers who otherwise could not obtain financing; from repeat and referral sales generated by these same customers; and from sales to customers responding to advertisements for our financing programs, but who actually end up qualifying for traditional financing.

Without our financing programs, consumers are often unable to purchase vehicles or they purchase unreliable ones. Further, as we report to the three national credit reporting agencies, an important ancillary benefit of our programs is that we provide consumers with an opportunity to improve their lives by improving their credit score and move on to more traditional sources of financing. Credit Acceptance is publicly traded on the Nasdaq Stock Market under the symbol CACC. For more information, visit creditacceptance.com.

Cautionary Statement Regarding Forward-Looking Information
We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all of our forward-looking statements. Statements in this release that are not historical facts, such as those using terms like “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “assume,” “forecast,” “estimate,” “intend,” “plan,” “target” and those regarding our future results, plans and objectives, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. Actual results could differ materially from these forward-looking statements since the statements are based on our current expectations, which are subject to risks and uncertainties. Factors that might cause such a difference include, but are not limited to, the factors set forth in Item 1A of our Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission on February 12, 2021, and other risk factors discussed herein or listed from time to time in our reports filed with the Securities and Exchange Commission and the following:

Industry, Operational and Macroeconomic Risks
•The outbreak of COVID-19 has adversely impacted our business, and the continuance of this pandemic, or any future outbreak of any contagious diseases or other public health emergency, could materially and adversely affect our business, financial condition, liquidity and results of operations.
•Our inability to accurately forecast and estimate the amount and timing of future collections could have a material adverse effect on results of operations.

•Due to competition from traditional financing sources and non-traditional lenders, we may not be able to compete successfully.
•Reliance on third parties to administer our ancillary product offerings could adversely affect our business and financial results.
•We are dependent on our senior management and the loss of any of these individuals or an inability to hire additional team members could adversely affect our ability to operate profitably.
•Our reputation is a key asset to our business, and our business may be affected by how we are perceived in the marketplace.
•The concentration of our dealers in several states could adversely affect us.
•Reliance on our outsourced business functions could adversely affect our business.
•Our ability to hire and retain foreign information technology personnel could be hindered by immigration restrictions.
•We may be unable to execute our business strategy due to current economic conditions.
•Adverse changes in economic conditions, the automobile or finance industries, or the non-prime consumer market could adversely affect our financial position, liquidity and results of operations, the ability of key vendors that we depend on to supply us with services, and our ability to enter into future financing transactions.
•Natural disasters, acts of war, terrorist attacks and threats or the escalation of military activity in response to these attacks or otherwise may negatively affect our business, financial condition and results of operations.
•A small number of our shareholders have the ability to significantly influence matters requiring shareholder approval and such shareholders have interests which may conflict with the interests of our other security holders.

Capital and Liquidity Risks
•We may be unable to continue to access or renew funding sources and obtain capital needed to maintain and grow our business.
•The terms of our debt limit how we conduct our business.
•A violation of the terms of our asset-backed secured financing facilities or revolving secured warehouse facilities could have a material adverse impact on our operations.
•Our substantial debt could negatively impact our business, prevent us from satisfying our debt obligations and adversely affect our financial condition.
•We may not be able to generate sufficient cash flows to service our outstanding debt and fund operations and may be forced to take other actions to satisfy our obligations under such debt.
•Interest rate fluctuations may adversely affect our borrowing costs, profitability and liquidity.
•The phaseout of the London Interbank Offered Rate (“LIBOR”), or the replacement of LIBOR with a different reference rate, could result in a material adverse effect on our business.
•Reduction in our credit rating could increase the cost of our funding from, and restrict our access to, the capital markets and adversely affect our liquidity, financial condition and results of operations.
•We may incur substantially more debt and other liabilities. This could exacerbate further the risks associated with our current debt levels.
•The conditions of the U.S. and international capital markets may adversely affect lenders with which we have relationships, causing us to incur additional costs and reducing our sources of liquidity, which may adversely affect our financial position, liquidity and results of operations.

Information Technology and Cybersecurity Risks
•Our dependence on technology could have a material adverse effect on our business.
•Our use of electronic contracts could impact our ability to perfect our ownership or security interest in Consumer Loans.
•Failure to properly safeguard confidential consumer and team member information could subject us to liability, decrease our profitability and damage our reputation.

Legal and Regulatory Risks
•Litigation we are involved in from time to time may adversely affect our financial condition, results of operations and cash flows.
•Changes in tax laws and the resolution of uncertain income tax matters could have a material adverse effect on our results of operations and cash flows from operations.
•The regulations to which we are or may become subject could result in a material adverse effect on our business.

Other factors not currently anticipated by management may also materially and adversely affect our business, financial condition and results of operations. We do not undertake, and expressly disclaim any obligation, to update or alter our statements whether as a result of new information, future events or otherwise, except as required by applicable law.

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